2011 EEI Presentation
Great Plains Energy
Edison Electric Institute Financial Conference
November 8, 2011
Michael J. Chesser
Chairman and CEO

2011 EEI Presentation
Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and
KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry;
decisions of regulators regarding rates the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including but not limited to cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of additional generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties.
This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the
Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement.
Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Forward-Looking Statement

KCP&L
GMO
Iowa
Nebraska
Missouri
Kansas

Industrial
14%
Commercial
46%
Residential
40%

Missouri
(GMO)
35%
Kansas
28%
Missouri
(KCP&L)
37%

Natural Gas
and oil
2%
Wind
1%
Nuclear
17%
Coal
80%

GREAT PLAINS ENERGY

2011 EEI Presentation
• Solid Midwest electric utility operating under the KCP&L brand
• Transformational events in 2008 to focus business model on fully regulated utility operations
 – Sale of Strategic Energy
 – Acquisition of Aquila (now KCP&L Greater Missouri Operations
 Company, or “GMO”)
• Company attributes
 – ~824,000 customers / 3,000 employees
 – ~6,600 MW of primarily low-cost coal baseload generation
 – 5-year projected synergies post-GMO acquisition of ~$757M
 – ~$8.8bn in assets at 2010YE
 – ~$5.6bn in rate base
Service Territories: KCP&L and GMO
Business Highlights
2010 Retail MWh Sold by Customer Type
2010 Retail MWh Sales by Jurisdiction
2010 MWh Generated by Fuel Type
Total: ~ 23,806 MWhs*
Total: ~ 23,806 MWhs*
Total: ~ 26,679 MWhs*
Solid Vertically-Integrated Midwest Utility
* In thousands

KCP&L
GMO
Iowa
Nebraska
Missouri
Kansas

GREAT PLAINS ENERGY

2011 EEI Presentation
4
2005 - 2,382
2010 - 3,188
INCREASE = 34%
2005 - 500,000
2010 - 823,200
INCREASE = 65%
2005 - 14,400
2010 - 25,600
INCREASE = 78%
2005 - 2,788 MW
2010 - 4,345 MW
INCREASE = 56%
2005 - $2.12 Billion
2010 - $5.59 Billion
INCREASE = 164%
GXP’s Transformation: 2005 - Present
Rate Base
Utility Employees
Customers
T&D Route-Miles
Base Load Generation

2011 EEI Presentation
Collaboration
Agreement with
Sierra Club
Renewable
Portfolio
Standards - KS
and MO
Future Renewable
Requirements
• 2007 Agreement
• KCP&L pledged to add 100 MW of wind (beyond
 initial 100.5 MW at Spearville) by end of 2010
 and 300 MW by end of 2012, subject to
 regulatory approval
• 48 MW built in 2010 and 52 MW of RECs
 purchased for 2010 applied to 2010
 commitment; 48 MW and recent 131 MW PPA
 apply toward 2012 commitment
• Refreshed recent RFP to evaluate options for
 remaining 221 MW commitment
• RPS requirements are different in each state
 – Missouri requirements based upon retail
 energy sales and include solar needs
 – Kansas requirements based upon retail
 peak load

Drivers of Future Renewable Energy Needs

2011 EEI Presentation
Overview of Rule
• Final rule signed in July 2011
• Regulates SO2 and NOx
• Allows limited air quality -assured allowance trading
• Includes Kansas and Missouri
• Uncertainty of rule pending judicial and administrative consideration
Potential Impact to Great Plains Energy
• Increased capital costs from additional emissions control equipment*
• Purchase allowances, if available
• Off-systems sales margin threshold
• Increased costs to customers

Achieving Compliance
• Install emissions control equipment
• Purchase allowances, if available
• Change in plant processes

*Potential costs included in approximate $1 billion for environmental compliance as noted in 3Q 2011 10-Q
Cross-State Air Pollution Rule (CSAPR)

2011 EEI Presentation
Focused on Delivering Value to Shareholders
Earnings Growth
Expected Through Reduced Regulatory Lag, Disciplined Cost
Management and Long-Term Rate Base Growth
Competitive Dividend
Goal to Maintain Competitive Dividend While Strengthening Key Credit
 Metrics; Objective to Grow Dividend In Line With Payout Ratio
 Targets
Objective: Improved Total Shareholder Returns

2011 EEI Presentation
Terry Bassham
President and COO

2011 EEI Presentation
Operations and Regulatory Strategy
• Environmental
• Renewable Energy and Efficiency
• Transmission
• Plant Operations
• Regulatory
• State of the Service Territory

2011 EEI Presentation
Environmental
1. Estimated cost of compliance with
 current / proposed legislation =
 approximately $1 billion:
 • LaCygne
 – Unit 1 (368 MW*) - scrubber
 and baghouse - 2015
 – Unit 2 (341 MW*) - full Air
 Quality Control System
 (“AQCS”) - 2015
 • Montrose 3 (176 MW) - full AQCS -
 2016 (approx.)
 • Sibley 3 (364 MW) - scrubber and
 baghouse - 2016
2. Other retrofits less likely and therefore
 not included in estimated cost of
 compliance:
 • Montrose 1 and 2 (total capacity 334
 MW)
 • Sibley 1 and 2 (total capacity 102
 MW)
 • Lake Road 4 and 6 (99 MW)
 *KCP&L’s share of jointly-owned facility
Iatan 2 cooling tower fans. The use of a cooling tower for condenser cooling is an integral part of Iatan’s environmentally friendly zero liquid discharge operation.

2011 EEI Presentation
Renewable Energy and Energy Efficiency
1. Future renewable requirements
 driven by the following:
 – Renewable Portfolio Standards
 (“RPS”) in Missouri and Kansas
 – 2007 Collaboration Agreement
 with Sierra Club
 • Flexibility regarding acquisition
 of future renewable resources:
 – Through Purchased Power
 Agreements (“PPAs”) and
 purchases of Renewable Energy
 Credits (“RECs”); or
 – Adding to rate base if supported
 by credit profile and available
 equity and debt financing
2. Energy efficiency expected to be a
 key component of future resource
 portfolio:
 – Aggressive pursuit planned with
 appropriate regulatory recovery
Spearville 2 Wind Energy Facility in Western Kansas

SPP Southwest Power Pool
Portfolio 3-E
Axtell
Nashua
Sooner
Cleveland
Muskogee
Tuco

SPP Southwest Power Pool
Priority Projects
(Group 2)

GREAT PLAINS ENERGY

2011 EEI Presentation
Transmission
1. Two significant projects are
 currently in GXP’s plans:
 • Iatan-Nashua 345kV line -
 Projected $54M total cost and
 2015 in-service date
 • Sibley-Maryville-Nebraska City
 345kV line - Projected $380M
 total cost and 2017 in-service
 date
2. Increasingly competitive
 environment requires consideration
 of strategic options
3. Flexibility is important - opportunity
 to pursue projects unilaterally but
 also preserve capital if needed
 through partnership
 Iatan-Nashua 345kV, 30 miles, $54M
 Expected in-service: 2015
 Sibley-Maryville-Nebraska City 345kV,
 170 miles, projected cost ~$380M

2011 EEI Presentation
Plant Operations
1. No additional baseload
 generation expected for
 several years
2. Targeting modest
 improvements in existing
 fleet performance in the
 coming years
3. No changes currently
 planned regarding nuclear’s
 role in the portfolio
Iatan 2, 850-megawatt coal fired power plant
recognized as power plant of the year by
Power Magazine

2011 EEI Presentation
Regulatory
• Our rates continue to compare well regionally and nationally
• Over the last five years, the Company has received fair and constructive treatment in both Kansas and Missouri, allowing for recovery of our CEP capital additions
• We continue to aggressively pursue strategies to improve our operating cost structure and are evaluating the best
 combination of rate cases and riders/trackers to reduce
 regulatory lag while minimizing the impact on customers

2011 EEI Presentation
Leading Industries (Employees in 000’s)
State & Local Government	124.8
Full and Limited-Service Restaurants	63.3
General Medical & Surgical Hospitals / Offices of Physicians	46.7
Federal Government	29.1
Employment Services	20.6
Depository Credit Intermediation	16.3
Grocery Stores	16.2
Department Stores	15.5
Computer Systems Design and Related Srvcs	15.2
Management of Companies and Enterprises	15.2
KC Metropolitan Area Economy - Snapshot
Top 10 Employers (# of Employees)
HCA Midwest Health System	8,127
Wal-Mart Stores, Inc.	7,400
Sprint Corporation	7,300
St. Luke’s Health System	6,622
McDonald’s USA LLC	5,700
Cerner Corporation	4,980
Children’s Mercy Hospital & Clinics	4,812
DST Systems, Inc.	4,425
Truman Medical Center	4,081
University of Kansas Hospital	3,880
• The Kansas City metro area economy is represented by a diverse set of industries, supported by a sizeable presence in the governmental sector
Strengths
• Diversified economy
• Stability from governmental sector
• Well-developed transportation &
 distribution network
• Central national location
• Low cost of living/business
Weaknesses
• Increased competition from other
 Midwest business centers
• High dependence on Sprint Nextel
 and telecom
• Suburban sprawl
• Low employment growth
Opportunities
• New Ford product lines create local
 jobs
• Google ultra-high speed fiber
 network supports tech economy
• Kansas wind power attracts clean-
 energy firms
Source: The Kansas City Business Journal, BLS and Moody’s Analytics
Source for Listed Attributes: Moody’s Analytics

2011 EEI Presentation
2011 Third Quarter
Financial Overview
James C. Shay
SVP, Finance & Strategic
Development and CFO

2011 EEI Presentation
2011 Quarterly and Year-to-Date September 30 EPS
Reconciliation Versus 2010
	Special Factors	WN Demand	Weather	Lag	Other	Total
1Q 2011	($0.07)	($0.04)	$0.01	($0.04)	-	($0.14)
2Q 2011	($0.06)	($0.01)	($0.03)	($0.02)	($0.04)	($0.16)
3Q 2011	($0.09)	$0.05	($0.03)	($0.03)	$0.05	($0.05)
Year To Date	($0.22)	$0.01	($0.04)	($0.09)	$0.01	($0.33)
	2010 EPS	2011 EPS	Change in EPS
1Q	$0.15	$0.01	($0.14)
2Q	$0.47	$0.31	($0.16)
3Q	$0.96	$0.91	($0.05)
Year To Date	$1.57	$1.24	($0.33)
Contributors to Lower 2011 EPS Compared to 2010
Note: Numbers may not add due to the effect of dilutive shares on EPS

2011 EEI Presentation
1Weighted average
Customer Consumption
Retail MWh Sales and Customer Growth Rates
	3Q 2011 Compared to 3Q 2010				YTD 2011 Compared to YTD 20103
	Total Change in MWh Sales	Weather-Normalized			Total Change in MWh Sales	Weather-Normalized
		Customers	Use / Customer	Change MWh Sales		Customers	Use / Customer	Change MWh Sales
Residential	0.3%	0.1%	(0.9%)	(0.8%)	(1.3%)	0.1%	(2.8%)	(2.7%)
Commercial	0.1%	0.2%	3.1%	3.4%	(1.5%)	0.3%	0.3%	0.6%
Industrial	(2.0%)	(1.4%)	0.7%	(0.7%)	(2.0%)	(1.1%)	0.0%	(1.0%)
	(0.0%)	0.1%1	0.8%1	0.9%1	(1.5%)	0.1%1	(1.0%)1,2	(0.9%)1,2
Statistics by Customer Class YTD 20113
	Customers	Revenue (in millions)	Sales (000s of MWhs)	% of Retail MWh Sales
Residential	725,200	$773.0	7,431	41%
Commercial	96,700	676.4		46%
Industrial	2,200	149.6	2,422 8,209	13%
3 As of September 30
2 Drivers contributing to the portion of the YTD decline that occurred in 1Q11 may have included a) switching to natural gas heat; b) conversion to more efficient heat pumps; c) conservation among KCP&L KS customers on an all-electric rate triggered by a substantial rate increase for this rate class in
KCP&L’s 2010 KS rate case; and d) continued challenges in the local economy

$900
$800
$700
$600
$500
$400
$300
$200
$100
$
Debt ($ in millions)
2011
2014
2017
2020
2023
2026
2029
2032
2035
2038
2041
Maturity
GPE
KCP&L
GMO

GREAT PLAINS ENERGY

2011 EEI Presentation
Great Plains Energy Debt
($ in millions)	KCP&L		GMO (1)		GPE		Consolidated
	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate (2)	Amount	Rate(2)
Short-term debt	$ 105.5	1.07%	$ 0.0	0.0%	$ 28.0	3.00%	$ 133.5	1.47%
Long-term debt (3)	2,064.5	6.04%	650.2	10.96%	986.8	6.61%	3,701.5	7.03%
Total	$2,170.0	5.80%	$650.2	10.96%	$1,014.8	6.51%	$3,835.0	6.83%
Secured debt = $749 (20%), Unsecured debt = $3,086 (80%)
(1) GPE guarantees substantially all of GMO’s debt
(2) Weighted Average Rates - excludes premium / discounts and fair market value adjustments; includes full Equity Units coupon (12%) for GPE
(3) Includes current maturities of long-term debt
Long-Term Debt Maturities (4)
Debt Profile as of September 30, 2011
(4) 2013 reflects mode maturity for $167.6 million of KCP&L tax-exempt bonds subject to remarketing prior to final maturity date

FFO / Adjusted Debt*
20.0%
10.0%
0.0%
6.2%
9.1%
16.5%
13.3%
2008
2009
2010
LTM**

FFO Interest Coverage*
5
4
3
2
1
0
2.2
2.5
4.2
3.5
2008
2009
2010
LTM**

Adjusted Debt / Total Adjusted Capitalization*
60%
55%
50%
45%
60.3%
56.7%
56.3%
55.6%
2008
2009
2010
3Q 2011

GREAT PLAINS ENERGY

2011 EEI Presentation
Moody's
Standard & Poor's
Great Plains Energy
Outlook
Stable
Stable
Corporate Credit Rating
-
BBB
Preferred Stock
Ba2
BB+
Senior Unsecured Debt
Baa3
BBB-
KCP&L
Outlook
Stable
Stable
Senior Secured Debt
A3
BBB+
Senior Unsecured Debt
Baa2
BBB
Commercial Paper
P-2
A-2
GMO
Outlook
Stable
Stable
Senior Unsecured Debt
Baa3
BBB
Current Credit Ratings
* All ratios calculated using Standard and Poor’s methodology. Ratios are non-GAAP measures that are defined and reconciled to GAAP in Appendix
** Last twelve months as of September 30, 2011
Credit Profile for Great Plains Energy

2011 EEI Presentation
Analyst Day Presentation
• RFP for 220 MW of wind projects being evaluated — Likely structure is a PPA — Would consider using equity to finance asset growth if expected to be EPS accretive within 12-24 months of issuance

Renewable Investment and
Financing Considerations

Update to Plan
• Negotiated two wind contracts in 4Q 2011 for in-service by the end of 2012 — 100 MW PPA — 100 MW PPA that may be converted to ownership
• Desire to convert PPA to build and own
 project reflects favorable momentum and
 market conditions for construction
 — May finance construction with a mix of debt
 and equity, consistent with our capital
 structure, subject to market conditions
 — Any equity issuance would be undertaken
 only if expected to be EPS accretive with-in
 12-24 months of issuance
 — Equity issuance supportive of balanced
 regulatory capital structure

2011 EEI Presentation
2011 and 2012 EPS Guidance Range
and 2013 Drivers
• Increased 2011 guidance to $1.22 - $1.32 from $1.10 - $1.25
 – Drivers:
 • 3Q weather warmer than normal
 • 3Q increase in weather-normalized demand

▪ Actual 2011 capital expenditures estimated to be $50 million less than projected
• Affirming 2012 guidance of $1.35 - $1.55
• Affirming 2013 target of 50 basis points of lag in regulated operations

2011 EEI Presentation
• Proven track record of constructive regulatory treatment
• Credibility with regulators in terms of planning and execution of large, complex projects
• Competitive retail rates on a regional and national level supportive of potential future investment
Diligent
Regulatory
Approach
• Target significant reduction in regulatory lag
• Seek to deliver earnings growth and increasing and sustainable cash dividends as a key component of TSR
• Improvement in / stability of key credit metrics is a priority
Focused on
Shareholder
Value Creation
Excellent
Relationships
with Key
Stakeholders
• Customers - Tier 1 customer satisfaction
• Suppliers - strategic supplier alliances focused on long-term supply chain value
• Employees - strong relations between management and labor (3 IBEW locals)
• Communities - Leadership, volunteerism and high engagement in the areas we serve
• Environmental - additional ~$1 billion of “High Likelihood” capital projects planned to comply with existing / proposed environmental rules
• Transmission - additional $0.4 billion of capital additions planned
• Renewables - driven by Collaboration Agreement and MO/KS RPS; potential capital additions
• Other Growth Opportunities - selective future initiatives that will leverage our core strengths
Attractive
Platform for
Long-Term
Growth
GXP - Platform for Shareholder Value

2011 EEI Presentation
Great Plains Energy
Edison Electric Institute Financial Conference
November 8, 2011

2011 EEI Presentation
Appendix

2011 EEI Presentation
Special Factors Impacting
Year-to-Date Results and 2011 Guidance
	1Q	2Q	3Q	Total
Disallowances and other accounting effects from Missouri rate case orders	($0.03)			($0.03)
Organizational realignment and voluntary separation program	($0.04)	($0.01)		($0.05)
Wolf Creek extended outage and replacement power		($0.05)		($0.05)
Coal conservation and flooding related expenses			($0.09)	($0.09) (a)
Total	($0.07)	($0.06)	($0.09)	($0.22)
(a) Coal conservation ended mid-October and 4Q impact expected to be insignificant
(All Amounts Per-Share)

2011 EEI Presentation
	Earnings (in Millions)		Earnings per Share
	2011	2010	2011	2010
Electric Utility	$ 133.9	$ 136.2	$ 0.97	$ 0.99
Other	(7.3)	(4.2)	(0.06)	(0.03)
Net income	126.6	132.0	0.91	0.96
Less: Net income attributable to noncontrolling interest	(0.1)	-	-	-
Net income attributable to Great Plains Energy	126.5	132.0	0.91	0.96
Preferred dividends	(0.4)	(0.4)	-	-
Earnings available for common shareholders	$ 126.1	$ 131.6	$ 0.91	$ 0.96
Great Plains Energy Consolidated Earnings
and Earnings Per Share - Three Months Ended September 30
(Unaudited)
• Common stock outstanding for the quarter averaged 138.3 million shares, about 1 percent higher than the same period in 2010

2011 EEI Presentation
• Common stock outstanding for the year to date averaged 138.5 million shares, about 1 percent higher than the same period in 2010
	Earnings (in Millions)		Earnings per Share
	2011	2010	2011	2010
Electric Utility	$ 189.9	$ 232.8	$ 1.37	$ 1.70
Other	(17.6)	(16.1)	(0.13)	(0.12)
Net income	172.3	216.7	1.24	1.58
Less: Net income attributable to noncontrolling interest	-	(0.1)	-	-
Net income attributable to Great Plains Energy	172.3	216.6	1.24	1.58
Preferred dividends	(1.2)	(1.2)	-	(0.01)
Earnings available for common shareholders	$ 171.1	$ 215.4	$ 1.24	$ 1.57
Great Plains Energy Consolidated Earnings
and Earnings Per Share - Year-to-Date September 30
(Unaudited)

2011 EEI Presentation
Gross margin is a financial measure that is not calculated in accordance with generally accepted accounting principles (GAAP). Gross margin, as used by Great Plains Energy, is defined as operating revenues less fuel, purchased power and transmission of electricity by others. The Company’s expense for fuel, purchased power and transmission of electricity by others, offset by wholesale sales margin, is subject to recovery through cost adjustment mechanisms, except for KCP&L’s Missouri retail operations. As a result, operating revenues increase or decrease in relation to a significant portion of these expenses. Management believes that gross margin provides a more meaningful basis for evaluating the Electric Utility segment’s operations across periods than operating revenues because gross margin excludes the revenue effect of fluctuations in these expenses. Gross margin is used internally to measure performance against budget and in reports for management and the Board of Directors. The Company’s definition of gross margin may differ from similar terms used by other companies. A reconciliation to GAAP operating revenues is provided in the table above.
Great Plains Energy Reconciliation of
Gross Margin to Operating Revenues
(Unaudited)
(millions)	Three Months Ended September 30		Year to Date September 30
	2011	2010	2011	2010
Operating revenues	$773.7	$ 728.8	$1,831.7	$ 1,787.7
Fuel	(146.5)	(127.3)	(365.8)	(333.2)
Purchase power	(68.1)	(68.0)	(178.4)	(171.4)
Transmission of electricity by others	(8.6)	(8.1)	(23.1)	(20.9)
Gross margin	$550.5	$ 525.4	$1,264.4	$ 1,262.2

Funds from Operations (FFO) / Adjusted Debt

	2008	2009	2010	LTM*
Funds from operations				
Net cash from operating activities	$ 437.9	$ 335.4	$ 552.1	$ 511.9
Adjustments to reconcile net cash from operating activities to FFO:				
Operating leases	11.2	7.5	8.7	8.9
Intermediate hybrids reported as debt		17.8	28.8	28.8
Intermediate hybrids reported as equity	(0.8)	(0.8)	(0.8)	(0.8)
Post-retirement benefit obligations	9.9	8.3	24.4	24.4
Capitalized interest	(31.7)	(37.7)	(28.5)	(4.7)
Power purchase agreements	11.9	12.0	12.0	8.3
Asset retirement obligations	(3.6)	(6.0)	(7.0)	(7.0)
Reclassification of working-capital changes	(190.8)	37.9	95.1	(17.5)
US decommissioning fund contributions	(3.7)	(3.7)	(3.7)	(3.3)
Total adjustments	(197.6)	35.3	129.0	37.1
Funds from operations	$ 240.3	$ 370.7	$ 681.1	$ 549.0
Adjusted Debt				
Notes payable	$ 204.0	$ 252.0	$ 9.5	$ 28.0
Collateralized note payable			95.0	95.0
Commercial paper	380.2	186.6	263.5	10.5
Current maturities of long-term debt	70.7	1.3	485.7	951.4
Long-term Debt	2,556.6	3,213.0	2,942.7	2,750.1
Total debt	3,211.5	3,652.9	3,796.4	3,835.0
Adjustments to reconcile total debt to adjusted debt:				
Trade receivables sold or securitized	70.0	95.0		
Operating leases	156.8	139.7	142.5	140.6
Intermediate hybrids reported as debt		(287.5)	(287.5)	(287.5)
Intermediate hybrids reported as equity	19.5	19.5	19.5	19.5
Post-retirement benefit obligations	292.7	289.3	280.5	280.2
Accrued interest not included in reported debt	72.4	72.5	75.4	69.3
Power purchase agreements	48.4	50.2	50.2	23.4
Asset retirement obligations	33.6	34.2	41.1	37.4
Total adjustments	693.4	412.9	321.7	282.9
Adjusted Debt	$ 3,904.9	$ 4,065.8	$ 4,118.1	$ 4,117.9
FFO / Adjusted Debt	6.2%	9.1%	16.5%	13.3%

* Last twelve months as of September 30, 2011

GREAT PLAINS ENERGY

2011 EEI Presentation
Credit Metric Reconciliation to GAAP
Funds from operations (FFO) to adjusted debt is a
financial measure that is not calculated in
accordance with generally accepted accounting
principles (GAAP). FFO to adjusted debt, as used by
Great Plains Energy, is defined in accordance with
Standard & Poor’s methodology used for calculating
FFO to debt. The numerator of the ratio is defined
as net cash from operating activities (GAAP) plus
non-GAAP adjustments related to operating leases,
hybrid securities, post-retirement benefit obligations,
capitalized interest, power purchase agreements,
asset retirement obligations, changes in working
capital and decommissioning fund contributions. The
denominator of the ratio is defined as the sum of
debt balances (GAAP) plus non-GAAP adjustments
related to some of the same items adjusted for in the
numerator and other adjustments related to
securitized receivables and accrued interest.
Management believes that FFO to adjusted debt
provides a meaningful way to better understand the
Company’s credit profile. FFO to adjusted debt is
used internally to help evaluate the possibility of a
change in the Company’s credit rating.

Funds from Operations (FFO) Interest Coverage

	2008	2009	2010	LTM*
Funds from operations				
Net cash from operating activities	$ 437.9	$ 335.4	$ 552.1	$ 511.9
Adjustments to reconcile net cash from operating activities to FFO:				
Operating leases	11.2	7.5	8.7	8.9
Intermediate hybrids reported as debt		17.8	28.8	28.8
Intermediate hybrids reported as equity	(0.8)	(0.8)	(0.8)	(0.8)
Post-retirement benefit obligations	9.9	8.3	24.4	24.4
Capitalized interest	(31.7)	(37.7)	(28.5)	(4.7)
Power purchase agreements	11.9	12.0	12.0	8.3
Asset retirement obligations	(3.6)	(6.0)	(7.0)	(7.0)
Reclassification of working-capital changes	(190.8)	37.9	95.1	(17.5)
US decommissioning fund contributions	(3.7)	(3.7)	(3.7)	(3.3)
Total adjustments	(197.6)	35.3	129.0	37.1
Funds from operations	$ 240.3	$ 370.7	$ 681.1	$ 549.0
Interest expense				
Interest charges	$ 111.3	$ 180.9	$ 184.8	$ 202.1
Adjustments to reconcile interest charges to adjusted interest expense:				
Trade receivables sold or securitized	3.5	4.8		
Operating leases	7.3	9.4	8.1	7.8
Intermediate hybrids reported as debt		(17.8)	(28.8)	(28.8)
Intermediate hybrids reported as equity	0.8	0.8	0.8	0.8
Post-retirement benefit obligations	3.7	21.6	19.4	19.4
Capitalized interest	31.7	37.7	28.5	4.7
Power purchase agreements	2.9	3.2	2.9	1.3
Asset retirement obligations	7.3	8.1	8.7	8.7
Other adjustments	31.0		(11.5)	
Total adjustments	88.2	67.8	28.1	13.9
Adjusted interest expense	$ 199.5	$ 248.7	$ 212.9	$ 216.0
FFO interest coverage (x)	2.2	2.5	4.2	3.5

* Last twelve months as of September 30, 2011

GREAT PLAINS ENERGY

2011 EEI Presentation
Credit Metric Reconciliation to GAAP
Funds from operations (FFO) interest coverage
ratio is a financial measure that is not calculated in
accordance with generally accepted accounting
principles (GAAP). FFO interest coverage, as
used by Great Plains Energy, is defined in
accordance with Standard & Poor’s methodology
used for calculating FFO interest coverage. The
numerator of the ratio is defined as net cash from
operating activities (GAAP) plus non-GAAP
adjustments related to operating leases, hybrid
securities, post-retirement benefit obligations,
capitalized interest, power purchase agreements,
asset retirement obligations, changes in working
capital and decommissioning fund contributions
plus adjusted interest expense (non-GAAP). The
denominator of the ratio, adjusted interest
expense, is defined as interest charges (GAAP)
plus non-GAAP adjustments related to some of
the same items adjusted for in the numerator and
other adjustments needed to match Standard &
Poor’s calculation. Management believes that
FFO interest coverage provides a meaningful way
to better understand the Company’s credit profile.
FFO interest coverage is used internally to help
evaluate the possibility of a change in the
Company’s credit rating.

Adjusted Debt / Total Adjusted Capitalization

	2008	2009	2010	LTM*
Adjusted Debt				
Notes payable	$ 204.0	$ 252.0	$ 9.5	$ 28.0
Collateralized note payable			95.0	95.0
Commercial paper	380.2	186.6	263.5	10.5
Current maturities of long-term debt	70.7	1.3	485.7	951.4
Long-term Debt	2,556.6	3,213.0	2,942.7	2,750.1
Total debt	3,211.5	3,652.9	3,796.4	3,835.0
Adjustments to reconcile total debt to adjusted debt:				
Trade receivables sold or securitized	70.0	95.0		
Operating leases	156.8	139.7	142.5	140.6
Intermediate hybrids reported as debt		(287.5)	(287.5)	(287.5)
Intermediate hybrids reported as equity	19.5	19.5	19.5	19.5
Post-retirement benefit obligations	292.7	289.3	280.5	280.2
Accrued interest not included in reported debt	72.4	72.5	75.4	69.3
Power purchase agreements	48.4	50.2	50.2	23.4
Asset retirement obligations	33.6	34.2	41.1	37.4
Total adjustments	693.4	412.9	321.7	282.9
Adjusted Debt	$ 3,904.9	$ 4,065.8	$ 4,118.1	$ 4,117.9
Total common shareholders' equity	$ 2,550.6	$ 2,792.5	$ 2,885.9	$ 2,982.8
Noncontrolling interest	1.0	1.2	1.2	1.2
Total cumulative preferred stock	39.0	39.0	39.0	39.0
Total equity	2,590.6	2,832.7	2,926.1	3,023.0
Adjustments to reconcile total equity to adjusted equity:				
Intermediate hybrids reported as debt		287.5	287.5	287.5
Intermediate hybrids reported as equity	(19.5)	(19.5)	(19.5)	(19.5)
Total adjustments	(19.5)	268.0	268.0	268.0
Adjusted Equity	$ 2,571.1	$ 3,100.7	$ 3,194.1	$ 3,291.0
Total Adjusted Capitalization	$ 6,476.0	$ 7,166.5	$ 7,312.2	$ 7,408.9
Adjusted Debt / Total Adjusted Capitalization	60.3%	56.7%	56.3%	55.6%

* Last twelve months as of September 30, 2011

GREAT PLAINS ENERGY

2011 EEI Presentation
Credit Metric Reconciliation to GAAP
Adjusted debt to total adjusted capitalization is
a financial measure that is not calculated in
accordance with generally accepted accounting
principles (GAAP). Adjusted debt to total
adjusted capitalization, as used by Great Plains
Energy, is defined in accordance with Standard
& Poor’s methodology used for calculating the
ratio of debt to debt and equity. The numerator
of the ratio, adjusted debt, is defined as the sum
of debt balances (GAAP) plus non-GAAP
adjustments related to securitized receivables,
operating leases, hybrid securities, post-
retirement benefit obligations, accrued interest,
power purchase agreements and asset
retirement obligations. The denominator of the
ratio, total adjusted capitalization, is defined as
the sum of equity balances (GAAP) plus non-
GAAP adjustments related to hybrid securities
plus the non-GAAP adjusted debt as defined for
the numerator. Management believes that
adjusted debt to total adjusted capitalization
provides a meaningful way to better understand
the Company’s credit profile. Adjusted debt to
total adjusted capitalization is used internally to
help evaluate the possibility of a change in the
Company’s credit rating.